Exhibit 10.6

CONTRIBUTION AND EXCHANGE AGREEMENT

THIS CONTRIBUTION AND EXCHANGE AGREEMENT (this “Agreement”) is made as of August 10, 2020, by and among Oak Street Health, Inc., a Delaware corporation (“OSH Inc.”), General Atlantic (OSH) Interholdco L.P, a Delaware limited partnership (“GA Interholdco”), General Atlantic (OSH) LLC, a Delaware limited liability company (“GA Blocker”), Quantum Strategic Partners Ltd., a Cayman Islands exempted company (“QSP” and, together with GA Interholdco, the “Contributing Investors”), and QSP OSH Holdings LLC, a Delaware limited liability company (“Newlight Blocker” and, together with GA Blocker, the “Sponsor Blockers”). Capitalized terms used but not otherwise defined herein shall have the meaning set forth in Exhibit H to the Master Structuring Agreement dated as of the date hereof.

WHEREAS, GA Interholdco owns all of the issued and outstanding common units and certain debt instruments in GA Blocker, as set forth on Schedule I hereto (all such common units and such debt instruments in GA Blocker, the “GA Blocker Contributed Interests”); and

WHEREAS, QSP owns all of the issued and outstanding common units, as set forth on Schedule I hereto, in Newlight Blocker (all such common units in Newlight Blocker, the “Newlight Blocker Contributed Interests” and, together with the GA Blocker Contributed Interests, the “Contributed Interests”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, intending to be legally bound hereby, the parties hereto agree as follows:

1.    Contribution of Contributed Interests and Issuance of Exchange Shares.

(a)    Each of GA Interholdco and QSP shall contribute, transfer and assign (or cause to be contributed, transferred and assigned) to OSH Inc. all of such Contributing Investor’s right, title and interests in all of the Contributed Interests held by such Contributing Investor and in exchange for such Contributed Interests, OSH Inc. shall issue to such Contributing Investor the number of Exchange Shares set forth opposite such Contributing Investor’s name on Schedule I hereto, free and clear of any lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

(b)    The issuance of the Exchange Shares to each of the Contributing Investors hereunder is intended to be exempt from registration under the Securities Act pursuant to Rule 506 of Regulation D and/or Section 4(a)(2) of the Securities Act.

(c)    The Exchange Shares will continue to be Exchange Shares for purposes of this Agreement in the hands of any holder other than a Contributing Investor (except for OSH Inc. or its subsidiaries and except for transferees in a public offering), and except as otherwise provided herein, each such other holder of the Exchange Shares will succeed to all rights and obligations attributable to such Contributing Investor as a holder of the Exchange Shares pursuant to this Agreement. The Exchange Shares will also include units of OSH Inc.’s equity interests issued with respect to the Exchange Shares by way of a split, dividend, distribution or other recapitalization.

2.    Representations and Warranties of OSH Inc. In connection with the transactions contemplated hereby, OSH Inc. represents and warrants to each Contributing Investor that:

(a)    The execution, delivery and performance of this Agreement has been duly authorized by OSH Inc. and this Agreement constitutes a valid and binding obligation of OSH Inc., enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership and similar laws affecting the enforcement of creditors’ rights generally and general equitable principles. The execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby and the receipt of the Contributed Interests by OSH Inc. do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or lien upon such Contributed Interests pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of or (vi) require any authorization, consent, approval, exemption or other action by or notice to any governmental authority pursuant to, any law to which OSH Inc. is subject, or any agreement, instrument, order, judgment or decree to which OSH Inc. is a party or by which OSH Inc. is bound.

(b)    The Exchange Shares have been duly authorized and are validly issued, fully paid and non-assessable.

3.    Representations and Warranties of each Contributing Investor.

(a)    In connection with the transactions contemplated hereby, each Contributing Investor represents and warrants to OSH Inc. that:

(i)     The execution, delivery and performance of this Agreement has been duly authorized by such Contributing Investor and this Agreement constitutes a valid and binding obligation of such Contributing Investor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership and similar laws affecting the enforcement of creditors’ rights generally and general equitable principles. The execution, delivery, and performance of this Agreement, the consummation of the transactions contemplated hereby, and the delivery of the Contributed Interests to OSH Inc. by such Contributing Investor do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or lien upon such Contributed Interests pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of or (vi) require any authorization, consent, approval, exemption or other action by or notice to any governmental authority pursuant to, any law to which such Contributing Investor is subject, or any agreement, instrument, order, judgment or decree to which such Contributing Investor is a party or by which such Contributing Investor is bound.

(ii)    The Exchange Shares to be acquired by such Contributing Investor pursuant to this Agreement will be acquired for such Contributing Investor’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Exchange Shares will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

(iii)    Such Contributing Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Exchange Shares.

(iv)    Such Contributing Investor is able to bear the economic risk of such Contributing Investor’s investment in the Exchange Shares for an indefinite period of time because the Exchange Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

(b)    In connection with the transactions contemplated hereby, each GA Interholdco represents and warrants to OSH Inc. that prior to the contribution of Contributed Interests as contemplated in Section 1 hereof, GA Interholdco has capitalized GA Blocker in order to remove a portion of the outstanding shareholder debt. Any outstanding shareholder debt held by the GA Blocker which shall not be capitalized pursuant to this Section 3(b) is set forth in Schedule II hereto, and each such debt instrument has a term to maturity of less than five years.

4.    Treatment of Uncapitalized GA Blocker Debt Instruments. OSH Inc. shall (i) treat each debt instrument identified on Schedule II hereto as indebtedness of GA Blocker for federal and applicable state and local income tax purposes and (ii) file all applicable Tax Returns consistent with such treatment unless otherwise required by a change in applicable Law.

5.    Transferability. Each of the Contributing Investors acknowledges that the Exchange Shares are subject to certain transfer restrictions.

6.    Fractional Units. Notwithstanding anything to the contrary in this Agreement, no fractional Exchange Shares shall be issued upon the exchange or conversion of any Contributed Interests and in lieu of the issuance of any such fractional Exchange Shares, the aggregate number of Exchange Shares to be issued to the holder of such Contributed Interests shall be rounded up to the first whole Exchange Share. The parties hereto acknowledge that such rounding in lieu of issuing fractional Exchange Shares is not separately bargained-for consideration, but merely represents a mechanical rounding off for purposes of avoiding the expense and inconvenience that would otherwise be caused by the issuance of fractional Exchange Shares.

7.    Notices. Any notice, request, demand, claim or other communication required or permitted to be delivered, given or otherwise provided under this Agreement must be in writing and must be delivered personally, delivered by nationally recognized overnight courier service or sent by email. Any such notice, request, demand, claim or other communication shall be deemed to have been delivered and given (a) when delivered, if delivered personally, (b) the business day after it is deposited with such nationally recognized overnight courier service, if sent for overnight delivery by a nationally recognized overnight courier service or (c) the day of sending, if sent by email prior to 5:00 p.m. (Eastern time) on any Business Day or the next succeeding Business Day if sent by email after 5:00 p.m. (Eastern time) on any Business Day or on any day other than a Business Day:

If to OSH Inc.:

Oak Street Health, Inc. 30 W. Monroe Street, Suite 1200
Chicago, Illinois 60603
Email:	robert.guenthner@oakstreethealth.com
Attn:	Robert Guenthner, Chief Legal Officer

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP 300 North LaSalle Street
Chicago, Illinois 60654
Telephone No.: (312) 862-2000

Email:	robert.hayward@kirkland.com
robert.goedert@kirkland.com
Attn:	Robert M. Hayward, P.C.
Robert E. Goedert, P.C.

If to GA Interholdco:

General Atlantic Service Company, L.P.
55 E. 52nd Street, 33rd Floor
New York, New York 10055
Email:	Gordon Cruess
Attn:	gcruess@generalatlantic.com

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1258 Avenue of the Americas
New York, NY 10019-6064
Telephone No.: (212) 373-3402
Email:	mabbott@paulweiss.com
Attn:	Matthew W. Abbott

If to QSP:

Newlight Partners LP
320 Park Avenue
New York, New York 10022
Email:	David Taylor
Attn:	david.taylor@newlightpartners.com

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019-6099
Telephone No.: (212) 728-8000
Email:	bfriedman@willkie.com
Attn:	Bradley M. Friedman

8.    Certain Additional Agreements.

(a)    No Survival of Representations, Warranties, Covenants and Agreements. Each of the representations, warranties, covenants and agreements set forth in this Agreement shall expire on the date hereof, such that no claim for breach of any such representation, warranty, covenant or agreement or other right or remedy (whether in contract, in tort or at law or in equity) may be brought after the date hereof against any of the parties hereto; provided, however, that OSH Inc.’s obligation to deliver the Exchange Shares pursuant to Section 1(a) and any claims in connection with such obligation shall survive until the consummation of such transactions. For the avoidance of doubt, none of the representations, warranties, covenants or agreements in this Agreement shall survive the consummation of the transactions contemplated hereby.

(b)    Further Assurances. The parties acknowledge that the purpose of this Agreement and the transactions contemplated hereby is to effectuate the transactions contemplated herein. To that end, each party shall, in its sole expense, execute and deliver such further agreements, certificates, forms, elections, filings and instruments of conveyance and transfer and take such additional action as any other party may reasonably request to effect, consummate, confirm or evidence the transactions contemplated herein.

9.    General Provisions.

(a)    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(b)    Entire Agreement. This Agreement and the agreements, certificates and other instruments referred to or attached herein and therein, including the Master Structuring Agreement, contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

(c)    Counterparts; Electronic Delivery. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party or thereto shall re-execute the original form of this Agreement (i.e. the form fully executed by all of the parties) and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

(d)    Successors and Assigns; Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each of the parties and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement. Except as set forth in the preceding sentence, this Agreement is not intended for the benefit of any Person other than the parties hereto, and no such other Person shall be deemed to be a third party beneficiary hereof, provided however that Newlight Harbour Point SPV LLC shall be a third-party beneficiary for the purposes of enforcing the consent right set forth in Section 9(h) of this Agreement.

(e)    Governing Law; Waiver of Jury Trial. All issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the Schedules and the Exhibits hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN STATUTE, CONTRACT, TORT OR OTHERWISE. THE

PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY ACTION OR PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

(f)    JURISDICTION AND VENUE. EACH OF THE PARTIES IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT BY ANY OTHER PARTY OR ITS SUCCESSORS OR ASSIGNS SHALL BE BROUGHT AND DETERMINED ONLY IN THE DELAWARE CHANCERY COURT AND ANY STATE COURT SITTING IN THE STATE OF DELAWARE TO WHICH AN APPEAL FROM THE DELAWARE CHANCERY COURT MAY BE VALIDLY TAKEN, AND EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS FOR ITSELF AND WITH RESPECT TO ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, WITH REGARD TO ANY SUCH ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES AGREES NOT TO COMMENCE ANY ACTION, SUIT OR PROCEEDING RELATING THERETO EXCEPT IN THE COURTS DESCRIBED ABOVE IN DELAWARE, OTHER THAN ACTIONS IN ANY COURT OF COMPETENT JURISDICTION TO ENFORCE ANY JUDGMENT, DECREE OR AWARD RENDERED BY ANY SUCH COURT IN DELAWARE AS DESCRIBED HEREIN, AND NO PARTY WILL FILE A MOTION TO DISMISS ANY ACTION FILED IN A STATE OR FEDERAL COURT IN THE STATE OF DELAWARE, ON ANY JURISDICTIONAL OR VENUE-RELATED GROUNDS, INCLUDING THE DOCTRINE OF FORUM NON CONVENIENS. PROCESS IN ANY ACTION OR PROCEEDING REFERRED TO IN THIS SECTION 9(F) MAY BE SERVED ON ANY PARTY ANYWHERE IN THE WORLD.

(g)    Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney’s fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

(h)    Amendment and Waiver. This Agreement or any term hereof may be changed, waived, discharged or terminated only by an agreement in writing signed by the party against which such change, waiver, discharge or termination is sought to be enforced and with the consent or approval of each of GA Interholdco and Newlight Harbour Point SPV LLC (which consent or approval may be given by email or otherwise in writing by any party authorized to act on behalf of GA Interholdco and Newlight Harbour Point SPV LLC, respectively).

(i)    Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any such party. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof. Each defined term used in this Agreement shall have a comparable meaning when used in its plural or singular form. The use of the word “including” herein shall mean “including without limitation” and, unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” shall not be exclusive.

(j)    Adjustments. In the event that the Contributing Investors determine following the date hereof that any amounts set forth on Schedule I (including the number of Exchange Shares issued to each Contributing Investor) should be adjusted, amended or revised in order to account for or reflect the finally determined and agreed upon allocation or number of Exchange Shares, then this Agreement and Schedule I may be so amended, modified or revised by either the Contributing Investors without the consent or approval of OSH Inc. in order to reflect such final allocations or number, it being the intent of the parties hereto that any such amendments, modifications or revisions shall be effective as of the date hereof.

*    *    *    *    *

IN WITNESS WHEREOF, the parties hereto have executed this Contribution and Exchange Agreement on the date first written above.

OAK STREET HEALTH, INC.

By:	/s/ Robert Guenthner
Name:	Robert Guenthner
Title:	Chief Legal Officer

Signature Page to Contribution and Exchange Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Contribution and Exchange Agreement on the date first written above.

CONTRIBUTING INVESTORS:

GENERAL ATLANTIC (OSH) INTERHOLDCO L.P.

By:	General Atlantic (SPV) GP, LLC, its General Partner

By:	General Atlantic LLC, its Sole Member

By:	/s/ J. Frank Brown
Name:	J. Frank Brown
Its:	Managing Director

GENERAL ATLANTIC (OSH) LLC

By:	/s/ J. Frank Brown
Name:	J. Frank Brown
Its:	Managing Director

Signature Page to Contribution and Exchange Agreement

QUANTUM STRATEGIC PARTNERS LTD.

By:	/s/ Regan O’Neill
Name:	Regan O’Neill
Its:	Attorney-in-Fact

QSP OSH HOLDINGS LLC

By:	/s/ Regan O’Neill
Name:	Regan O’Neill
Its:	Attorney-in-Fact

Signature Page to Contribution and Exchange Agreement

Schedule I

Contributing Investor	Contributed Interests	Exchange Shares
Quantum Strategic Partners Ltd.	100% of the common units QSP OSH Holdings LLC	45,989,341.00

General Atlantic (OSH) Interholdco L.P.	100% of the common units General Atlantic (OSH) LLC	76,074,617.00
	See debt instruments in General Atlantic (OSH) LLC listed in Schedule II

Schedule II

Uncapitalized GA Blocker Debt Instruments

1.	Promissory Note between General Atlantic (OSH) LLC and General Atlantic (OSH) Interholdco L.P., dated March 21, 2017, for a principal amount of $5,218,674

2.	Promissory Note between General Atlantic (OSH) LLC and General Atlantic (OSH) Interholdco L.P., dated August 8, 2017, for a principal amount of $2,087,468

3.	Promissory Note between General Atlantic (OSH) LLC and General Atlantic (OSH) Interholdco L.P., dated February 22, 2018, for a principal amount of $75,000,005

4.	Promissory Note between General Atlantic (OSH) LLC and General Atlantic (OSH) Interholdco L.P., dated May 30, 2018, for a principal amount of $603,406.75

5.	Promissory Note between General Atlantic (OSH) LLC and General Atlantic (OSH) Interholdco L.P., dated May 4, 2018, for a principal amount of $14,674,742.77

6.	Promissory Note between General Atlantic (OSH) LLC and General Atlantic (OSH) Interholdco L.P., dated April 23, 2018, for a principal amount of $10,986,876